EXHIBIT 99.1

PR Contact:        Amy Paladino, Avid, 781.772.1005, amy.paladino@avid.com
IR Contact:         Tom Fitzsimmons, Avid, 978.640.3346, tom.fitzsimmons@avid.com

Avid Announces Results for Fourth Quarter 2011
Reports First Quarterly GAAP Net Income Since 2007

BURLINGTON, MA— February 7, 2012—Avid® (NASDAQ: AVID) today reported revenues of $185.3 million for the three-month period ended December 31, 2011, compared to $195.3 million for the same period in 2010. The GAAP net income for the fourth quarter was $1.2 million or $0.03 per share, compared to a GAAP net loss of $571,000 or $0.01 per share, in the fourth quarter of 2010.

The GAAP net income for the fourth quarter of 2011 and GAAP net loss for 2010 included amortization of intangible assets, stock-based compensation, gain on asset sales in 2010 only,  restructuring and other charges, and related tax adjustments collectively totaling $13.4 million and $14.8 million, respectively. Excluding these items, the non-GAAP net income for the fourth quarter of 2011 was $14.6 million, or $0.38 per share, compared to non-GAAP net income of $14.2 million, or $0.37 per share, for the fourth quarter of 2010.

“Our results for the fourth quarter were encouraging and reflect our continued efforts to streamline our operations and improve execution across the business,” said Gary Greenfield, chairman and CEO of Avid.   “For the quarter, we reported positive GAAP net income for the first time since 2007, positive cash flow from operations and the highest gross margin as a percent of revenue since 2005. In addition, we have implemented the restructuring we announced in October and expect to see additional benefit from these actions in 2012.  We continue to identify and implement changes across the Company to help improve our operational performance and remain sharply focused on improving profitability while driving revenue growth.”

Revenues for the twelve-month period ended December 31, 2011 were $677.9 million, compared to revenues of $678.5 million for the same period in 2010. The GAAP net loss for 2011 was $23.8 million, or $0.62 per share, compared to a GAAP net loss of $37.0 million, or $0.98 per share, for 2010. The GAAP net loss for 2011 and 2010 included $34.0 million and $46.2 million, respectively, of amortization of intangible assets, stock-based compensation, restructuring and other charges, gain or loss on sales of assets, legal settlements, acquisition-related costs and related tax adjustments.  Excluding these items, the non-GAAP net income for 2011 was $10.2 million, or $0.26 per share, compared to a non-GAAP net income of $9.2 million, or $0.24 per share, for 2010.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

Conference Call
A conference call to discuss Avid’s fourth quarter 2011 financial results will be held today, February 7, 2012 at 4:30 p.m. ET. The call will be open to the public and can be accessed by dialing 719.457.2617 and referencing confirmation code 4569475. The call and subsequent replay will also be available on Avid’s website. To listen via this alternative, go to the Investors tab at www.avid.com for complete details prior to the start of the conference call.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  The reconciliation of the GAAP to non-GAAP financial measures is in the tables attached to this press release.

Management considers both GAAP and non-GAAP financial results in managing our business.  Non-GAAP financial measures are used internally, for example, in establishing annual operating budgets, in assessing operating performance and for measuring performance under incentive compensation plans. Non-GAAP financial measures are also used in operating and financial decision-making because we believe these measures reflect our ongoing business and allow meaningful period-to-period comparisons. We believe it is useful for investors and others to also review both GAAP and non-GAAP measures in order to understand and evaluate our current operating performance and future prospects in the same manner as management and to compare in a consistent manner the company’s current financial results with past financial performance. The primary limitations associated with our use of non-GAAP financial measures are that they may not include all items of income and expense that affect our operations and that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, terms referring to non-GAAP financial measures used in this press release, such as non-GAAP net income, do not have standardized meanings.  Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies.   We seek to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Use of Forward-Looking Statements
The financial results included in this release are unaudited.  The contents of this release are subject to the completion and filing of our Annual Report on Form 10-K which will reflect our audited results. This release may include forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Statements in this press release that relate to future results or events are forward-looking statements and are based on Avid’s current estimates and assumptions.  Forward-looking statements may be identified by the use of forward-looking words, such as “anticipate,” “believe,” “should,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “feel,” “could,” “will,” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: such as Avid’s ability to execute its strategic plan and meet customer needs; itsability to produce innovative products in response to changing market demand, particularly in the media industry; competitive factors; fluctuations in its revenue, based on, among other things, Avid’s performance in particular geographies, fluctuations in foreign currency exchange rates, and seasonal factors, such as higher consumer demand at year-end; adverse changes in economic conditions; Avid’s liquidity; and other risk factors and uncertainties disclosed previously and from time to time in Avid’s filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid’s estimates only as of today and should not be relied upon as representing the company’s estimates as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimates change.

About Avid
Avid creates the digital audio and video technology used to make the most listened to, most watched and most loved media in the world – from the most prestigious and award-winning feature films, music recordings, television shows, live concert tours and news broadcasts, to music and movies made at home. Some of Avid’s most influential and pioneering solutions include Media Composer®, Pro Tools, Interplay®, ISIS®, VENUE, Sibelius®, System 5, and Avid® Studio. For more information about Avid solutions and services, visit www.avid.com, Flickr, Twitter and YouTube; connect with Avid on Facebook; or subscribe to Avid Industry Buzz.

© 2012 Avid Technology, Inc. All rights reserved. Product features, specifications, system requirements and availability are subject to change without notice.  All prices are MSRP for the U.S. and Canada only and are subject to change without notice.  Contact your local Avid office or reseller for prices outside the U.S. and Canada.  Avid, the Avid logo, Fast Track, M-Audio, Media Composer, Pro Tools, Interplay, ISIS, Sibelius, and Avid Studio are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of the Interplay Entertainment Corp. which bears no responsibility for Avid products.  All other trademarks are the property of their respective owners.

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net revenues:
Products	$147,971	$162,863	$546,371	$559,907
Services	37,333	32,484	131,565	118,615
Total net revenues	185,304	195,347	677,936	678,522

Cost of revenues:
Products	66,221	74,458	255,735	267,985
Services	18,137	15,117	62,482	56,490
Amortization of intangible assets	657	642	2,693	3,299
Total cost of revenues	85,015	90,217	320,910	327,774

Gross profit	100,289	105,130	357,026	350,748

Operating expenses:
Research and development	28,722	30,881	118,108	120,229
Marketing and selling	47,592	47,759	183,865	177,178
General and administrative	14,393	16,166	57,851	64,345
Amortization of intangible assets	2,063	2,186	8,528	9,743
Restructuring and other costs, net	8,530	14,918	8,858	20,450
(Gain) loss on sales of assets	-	(3,502)	597	(5,029)
Total operating expenses	101,300	108,408	377,807	386,916

Operating loss	(1,011)	(3,278)	(20,781)	(36,168)

Interest and other income (expense), net	(497)	(258)	(2,068)	(390)
Loss before income taxes	(1,508)	(3,536)	(22,849)	(36,558)

(Benefit from) provision for income taxes, net	(2,715)	(2,965)	942	396

Net income (loss)	$1,207	($571)	($23,791)	($36,954)

Net income (loss) per common share - basic	$0.03	($0.01)	($0.62)	($0.98)

Net income (loss) per common share - diluted	$0.03	($0.01)	($0.62)	($0.98)

Weighted-average common shares outstanding - basic	38,580	38,101	38,435	37,895

Weighted-average common shares outstanding - diluted	38,584	38,101	38,435	37,895

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

		Three Months Ended December 31, 2011

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Benefit	Income
GAAP	$100,289	$101,300	($1,011)	($2,715)	$1,207

Amortization of intangible assets	657	(2,063)	2,720		2,720
Restructuring costs, net		(8,530)	8,530		8,530
Tax adjustment				750	(750)
Stock-based compensation included in:
Cost of products revenues	2		2		2
Cost of services revenues	156		156		156
Research and development expenses		(300)	300		300
Marketing and selling expenses		(1,105)	1,105		1,105
General and administrative expenses		(1,289)	1,289		1,289
Non-GAAP	$101,104	$88,013	$13,091	($1,965)	$14,559

Weighted-average shares outstanding - diluted					38,584

Non-GAAP net income per share - diluted					$0.38

		Three Months Ended December 31, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Benefit	(Loss) Income
GAAP	$105,130	$108,408	($3,278)	($2,965)	($571)

Amortization of intangible assets	642	(2,186)	2,828		2,828
Restructuring and other costs, net		(14,918)	14,918		14,918
Gain on sales of assets		3,502	(3,502)		(3,502)
Tax adjustment				2,752	(2,752)
Stock-based compensation included in:
Cost of products revenues	162		162		162
Cost of services revenues	232		232		232
Research and development expenses		(523)	523		523
Marketing and selling expenses		(956)	956		956
General and administrative expenses		(1,434)	1,434		1,434
Non-GAAP	$106,166	$91,893	$14,273	($213)	$14,228

Weighted-average shares outstanding - diluted					38,182

Non-GAAP net income per share - diluted					$0.37

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

		Twelve Months Ended December 31, 2011

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$357,026	$377,807	($20,781)	$942	($23,791)

Amortization of intangible assets	2,693	(8,528)	11,221		11,221
Restructuring costs, net		(8,858)	8,858		8,858
Legal settlements and acquisition-related costs (a)		(555)	555		555
Loss on sales of assets		(597)	597		597
Tax adjustment				1,865	(1,865)
Stock-based compensation included in:
Cost of products revenues	419		419		419
Cost of services revenues	764		764		764
Research and development expenses		(1,634)	1,634		1,634
Marketing and selling expenses		(4,730)	4,730		4,730
General and administrative expenses		(7,072)	7,072		7,072
Non-GAAP	$360,902	$345,833	$15,069	$2,807	$10,194

Weighted-average shares outstanding - diluted					38,534

Non-GAAP net income per share - diluted					$0.26

		Twelve Months Ended December 31, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$350,748	$386,916	($36,168)	$396	($36,954)

Amortization of intangible assets	3,299	(9,743)	13,042		13,042
Restructuring and other costs, net (b)		(20,450)	20,450		20,450
Legal settlement and acquisition-related costs (a)		(6,425)	6,425		6,425
Gain on sales of assets		4,029	(4,029)		(4,029)
Tax adjustment				3,606	(3,606)
Stock-based compensation included in:
Cost of products revenues	724		724		724
Cost of services revenues	1,054		1,054		1,054
Research and development expenses		(2,227)	2,227		2,227
Marketing and selling expenses		(4,109)	4,109		4,109
General and administrative expenses		(5,807)	5,807		5,807
Non-GAAP	$355,825	$342,184	$13,641	$4,002	$9,249

Weighted-average shares outstanding - diluted					37,963

Non-GAAP net income per share - diluted					$0.24

(a) Represents costs included in general and administrative expenses
(b) Includes costs of $3.7 million related to exiting our former Tewksbury, Massachusetts headquarters lease

Revenue Summary:
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Video revenues	$116,229	$117,793	$405,471	$395,853
Audio revenues	69,075	77,554	272,465	282,669
Total net revenues	$185,304	$195,347	$677,936	$678,522

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

	December 31,	December 31,
	2011	2010
ASSETS:
Current assets:
Cash and cash equivalents	$32,855	$42,782
Accounts receivable, net of allowances of $15,985 and $17,149
at December 31, 2011 and 2010, respectively	104,305	101,171
Inventories	111,833	108,357
Deferred tax assets, net	1,480	1,068
Prepaid expenses	7,652	7,688
Other current assets	14,509	15,701
Total current assets	272,634	276,767

Property and equipment, net	53,487	62,519
Intangible assets, net	18,524	29,750
Goodwill	246,398	246,997
Other assets	11,568	10,538

Total assets	$602,611	$626,571

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$42,533	$47,340
Accrued compensation and benefits	31,350	38,686
Accrued expenses and other current liabilities	34,174	40,986
Income taxes payable	3,898	4,640
Deferred revenues	45,768	43,634
Total current liabilities	157,723	175,286

Long-term liabilities	27,885	24,675
Total liabilities	185,608	199,961

Stockholders' equity:
Common stock	423	423
Additional paid-in capital	1,018,604	1,005,198
Accumulated deficit	(524,530)	(495,254)
Treasury stock at cost, net of reissuances	(82,301)	(91,025)
Accumulated other comprehensive income	4,807	7,268
Total stockholders' equity	417,003	426,610

Total liabilities and stockholders' equity	$602,611	$626,571

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income (loss)	$1,207	($571)	($23,791)	($36,954)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	8,445	8,454	31,983	33,480
Provision for doubtful accounts	1,028	(91)	1,562	194
Non-cash provision for restructuring	68	126	326	417
(Gain) loss on sales of assets	-	(3,502)	597	(5,029)
Gain on disposal of fixed assets	(14)	(8)	(24)	(78)
Compensation expense from stock grants and options	2,852	3,307	14,619	13,921
Non-cash interest expense	73	52	301	52
Unrealized foreign currency transaction (gains) losses	(4,123)	825	(135)	1,078
Changes in deferred tax assets and liabilities, excluding initial effects of acquisitions	(1,654)	233	(1,658)	(1,160)
Changes in operating assets and liabilities, excluding initial effects of acquisitions:
Accounts receivable	(12,479)	(12,111)	(4,905)	(19,313)
Inventories	14,196	(12,328)	(3,475)	(27,672)
Prepaid expenses and other current assets	(1,076)	2,219	(298)	9,251
Accounts payable	7,493	2,109	(4,769)	15,941
Accrued expenses, compensation and benefits, and other liabilities	9,806	25,737	(14,323)	716
Income taxes payable	(548)	(621)	(757)	1,669
Deferred revenues	(10,853)	(5,947)	5,611	816
Net cash provided by (used in) operating activities	14,421	7,883	864	(12,671)

Cash flows from investing activities:
Purchases of property and equipment	(1,909)	(2,966)	(10,771)	(28,892)
Increase in other long-term assets	(130)	(441)	(1,099)	(523)
Payments for business acquisitions, net of cash acquired	-	-	-	(27,008)
Proceeds from sales of assets	-	3,502	-	4,502
Purchases of marketable securities	-	-	-	(2,250)
Proceeds from sales of marketable securities	-	-	-	19,605
Net cash (used in) provided by investing activities	(2,039)	95	(11,870)	(34,566)

Cash flows from financing activities:
Proceeds from (payments related to) the issuance of common stock under employee stock plans, net	274	797	2,027	736
Proceeds from revolving credit facilities	-	5,000	21,000	5,000
Payments on revolving credit facilities	(13,000)	(5,000)	(21,000)	(5,000)
Payments for credit facility issuance costs	-	(1,132)	-	(1,132)
Net cash (used in) provided by financing activities	(12,726)	(335)	2,027	(396)

Effect of exchange rate changes on cash and cash equivalents	(453)	778	(948)	(1,102)
Net (decrease) increase in cash and cash equivalents	(797)	8,421	(9,927)	(48,735)
Cash and cash equivalents at beginning of period	33,652	34,361	42,782	91,517
Cash and cash equivalents at end of period	$32,855	$42,782	$32,855	$42,782